                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 1, 2003

                        COMMISSION FILE NUMBER: 000-26755


                                  Oretech, Inc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0417771
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

         300 Jackson Ave
      Columbus GA 31901                                31901
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

      Digital Bridge, Inc., 1860 El Camino Real #100, Bulingarne, CA 94010
        ----------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report.)

Item 1.  Changes in Control of Registrant.

         On March 31, 2003, Oretech, Inc. "the Company", pursuant to an acquisition agreement of that date with Oretech Corporation, a Nevada Corporation, issued 20,907,000 shares of the Company's common stock in exchange for all the outstanding common shares of Oretech Corporation. Thus Oretech Corporation's shareholders now own 79% of the outstanding shares of the Company. Pursuant to this agreement the name of the company has been changed to Oretech, Inc. The Agreement is attached hereto as Exhibit 2.

Pursuant to the change in control the following have been elected/appointed as officers and directors of Oretech, Inc.:

H. Stephen Shehane. President/Director. Mr. Shehane, the developer of Oretech Corporations's processing technology is an inventor and entrepreneur. Prior to founding the company Mr. Shehane was Founder and President of CRT Holdings, Inc., and Founder and President of Shehane Engineering which was involved in developmental technologies from 1992 - 1996, some of which would eventually be folded into CRT Holdings, Inc.

From 1987 to 1992 Mr. Shehane worked in process engineering and systems engineering, primarily in the mining industry. He has held a number of operational positions in the mining industry including work for Eagle Industries, a division of DeBeers, Lamco Mining Company, Emerald Indistries and CBG, a subsidiary of Alcoa.

Mr. Shehane attended Columbus College and Columbus Technical Institute. It was during this period of time that he developed the theories which provided the conceptual foundation for the company's current technology.

Francis Hargarten. Treasurer/Director

Between 1975 and 1988, Mr. Hargarten held various supervisory and management positions within the plastics industry. In 1989, he assumed a position as Vice-President and Regional Manager of a plastics manufacturer in San Francisco, CA. In late 1994, he became a Corporate Vice-President of the same company, located in Columbus, GA, and retained this position until 1997. In 1998 he was one of the co-founders of CRT Holdings, Inc. and held the position of Chief Financial Officer until 2003. He still serves on the Board of Directors of CRT Holdings' and acts as its Corporate Secretary.

Mr. Hargarten graduated from Columbus State University with a B.S. in Business Administration (minor in Accounting) in 1982. In 1987, he received an Executive M.B.A. From Georgia State University with an emphasis in General Management

Rick Taulli. Secretary

Mr. Taulli is a former member of the board of directors of Juina Mining Corporation and was its secretary/treasurer. He was responsible for all corporate filings, SEC documentation and reporting and financial duties. He performed the due diligence on Emerging Africa Gold, Inc.

Mr. Taulli attended the University of California at Riverside where he received his Bachelor of Science Degree in Mechanical Engineering.

Item 2. Acquisition or Disposition of Assets.

         On March 31, 2003, the Company pursuant to an acquisition agreement of that date with Oretech Corporation, a Nevada Corporation, issued 20,907,000 shares of the company's common stock in exchange for all the outstanding common shares of Oretech. Thus Oretech's shareholders now own 79% of the outstanding shares of the Company. Pursuant to this agreement the name of the company has been changed to Oretech. The Agreement is attached hereto as Exhibit 2.

Oretech, Inc. (ORETECH "The Company") has recently completed the development of a proof of concept model of the Oretech process. The Oretech process utilizes a proprietary high temperature technique to extract various metals from ore bodies that are typically highly carbonaceous. The proof of concept model has extracted gold and silver from various samples of carbonaceous ore bodies.

The Oretech process has several advantages over current ore processing. Many current ore processors use toxic chemicals to extract precious metals from ore. The Oretech process extracts metals at a higher grade form without the use of harmful chemicals or the emission of environmentally unsafe gases. Further, Oretech units are cost effective to operate, requiring a low amount of power to attain the required high temperature levels. In general current ore processing methods are cost intensive, yielding very low profit margins for ore processing businesses.

The Company has a non-exclusive license from PTI Ventures, LLC to develop and commercialize Oretech's process technologies. PTI commissioned its Oretech proof of concept unit in August of 2001.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OreTech, Inc.
                                    ----------------------
                                    (Name of Registrant)



Date:  April 3, 2003                By: /s/ H. Stephen Shehane
                                    ---------------------------------
                                    H. STEPHEN SHEHANE PRESIDENT

                                    EXHIBIT A

                              ACQUISITION AGREEMENT

Agreement dated as of March 31, 2003 between TANTIVY GROUP, INC., a Nevada corporation ("TVYG/BUYER") on behalf of its shareholders, and ORETECH, INC., a Nevada corporation ("ORT/SELLER") on behalf of its shareholders.

The parties wish to provide for Oretech's sale of the Shares to Tantivy and Tantivy's purchase of the Shares from Oretech under the terms and conditions of this Agreement.

The parties agree as follows:

      1. The Acquisition.

         1.1 Purchase and Sale Subject to the terms and conditions of this Agreement, at the Closing to be held as provided in Section 2, Oretech shall sell the Shares to Tantivy, and Tantivy shall purchase the Shares from Oretech, free and clear of all Encumbrances.

         1.2 Purchase Price. Purchaser will exchange 20,907,000 newly issued shares of its restricted common stock for each share representing all of the outstanding capital stock or ownership interest of Oretech. It is anticipated that this transaction will be a nontaxable event under section 368 of the IRS Code.

      2. The Closing.

         2.1 Place and Time. The closing of the sale and purchase of the Shares (the "Closing") shall take place in Las Vegas, Nevada no later than the close of business (Las Vegas time) on April 7, 2003, or at such other place, date and time as the parties may agree in writing.

         2.2 Deliveries by Oretech. At the Closing, Oretech shall deliver the following to Tantivy:

                  (a) Certificates representing the Shares, duly endorsed for transfer to Tantivy and accompanied by any applicable stock transfer tax stamps; Oretech shall cause Tantivy to change those certificates for, and to deliver to Tantivy at the Closing, a certificate representing the Shares registered in the name of Tantivy (without any legend or other reference to any Encumbrance).

                  (b)      The documents contemplated by Section 3.

                  (c) All other documents, instruments and writings required by this Agreement to be delivered by Oretech at the Closing and any other documents or records relating to Oretech's business reasonably requested by Tantivy in connection with this Agreement.

         2.3 Deliveries by Tantivy. At the Closing, Tantivy shall deliver the following to Oretech:

                  (a)      The shares as contemplated by section 1.

                  (b)      The documents contemplated by Section 4.

                  (c) All other documents, instruments and writings required by this Agreement to be delivered by Tantivy at the Closing.

      3. Conditions to Tantivy's Obligations.

The obligations of Tantivy to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Tantivy:

         3.1      Representations, Warranties and Agreements.

                  (a) The representations and warranties of Oretech set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) Oretech shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

         3.2 Resignations of Directors. All directors of Tantivy, and its Subsidiaries whose resignations shall have been requested by Oretech before the Closing Date shall have submitted their resignations or been removed effective as of the Closing Date.

      4. Conditions to Oretech 's Obligations.

The obligations of Oretech to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Oretech:

         4.1      Representations, Warranties and Agreements.

                  (a) The representations and warranties of Tantivy set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) Tantivy shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

      5. Representations and Warranties of Oretech.

Oretech represents and warrants to Tantivy that, to the knowledge of Oretech (which limitation shall not apply to Section 5.3), and except as set forth in the Disclosure Letter:

         5.1 Organization of Oretech; Authorization. Oretech is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Oretech and this Agreement constitutes a valid and binding obligation of Oretech, enforceable against it in accordance with its terms.

         5.2 Conflict as to Oretech: Neither the execution and delivery of this Agreement nor the performance of Tantivy's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Oretech or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Oretech.

         5.3 Ownership of Shares. The delivery of certificates to Tantivy and the payment to Oretech will result in Tantivy's immediate acquisition of record and beneficial ownership of the Shares, free and clear of all Encumbrances. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of Oretech.

         5.4 Title to Properties. Either Oretech, or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Balance Sheet (except for property sold since the date of the Balance Sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by Oretech or any of its Subsidiaries since the date of the Balance Sheet.

         5.5 Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by Oretech, or its Subsidiaries are, in all respects material to the business or financial condition of Oretech and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used.

         5.6 Absence of Certain Changes. Since the date of the Balance Sheet, neither Oretech nor any of its Subsidiaries has:

                  (a) suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Oretech and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

                  (b) made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

                  (c) issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

                  (d) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

                  (e) prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

                  (f) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

         5.8 No Material Adverse Change. Since the date of the Balance Sheet, there has not been any material adverse change in the business or financial condition of Oretech and its Subsidiaries taken as a whole, other than changes resulting from economic conditions prevailing in the United States.

         5.9 Brokers or Finders. Oretech has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to Tantivy.

         5.10 Transactions with Directors and Officers. Oretech and its Subsidiaries do not engage in business with any Person (other than Oretech) in which any of Oretech's directors or officers has a material equity interest. No director or officer of Oretech owns any property, asset or right which is material to the business of Oretech and its Subsidiaries, taken as a whole.

      6. Representations and Warranties of Tantivy.

Tantivy represents and warrants to Oretech as follows:

         6.1 Organization of Tantivy; Authorization. Tantivy is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Tantivy and this Agreement constitutes a valid and binding obligation of Tantivy, enforceable against it in accordance with its terms.

         6.2 Brokers or Finders. Tantivy has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

         6.3 Purchase for Investment. Tantivy is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

         6.4 Conflict as to Tantivy. Neither the execution and delivery of this Agreement nor the performance of Tantivy's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Tantivy or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Tantivy.

         6.5      Tantivy is a publicly traded company which trades on the OTC:
                  Bulletin Board. Tantivy has properly filed all documentation with all applicable bodies necessary to become and remain a publicly traded company. Tantivy will assist in completion of overdue SEC filings.

         6.6 There are no pending or threatened legal or regulatory claims, demands or liabilities of any kind or nature against Tantivy of it assets other than as disclosed.

         6.7 Tantivy has filed all federal, state and local income or other tax returns as required by law, and has paid all taxes, which are due, and has no tax delinquencies of any kind.

         6.8 There are currently 5,507,106 shares issued and outstanding in Tantivy. The shares, when issued were properly distributed under applicable securities laws, and Tantivy has taken no action to cause said stock to lose its current trading status. There are no warrants, option agreements or pending subscription agreements whereby Tantivy is obligated to issue any additional stock to any person.

         6.9 Upon closing, Oretech's shareholders will receive a controlling interest in and complete management control over Tantivy by virtue of their stock ownership, and there are no shareholder rights or agreements, or other legal impediments to the transfer of management control of Tantivy.

      7. Access and Reporting; Filings with Governmental Authorities.

         7.1 Access. Between the date of this Agreement and the Closing Date, Oretech shall, and shall cause Oretech to, (a) give Tantivy and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of Oretech and its Subsidiaries and to the books and records of Oretech and its Subsidiaries, (b) permit Tantivy to make inspections thereof, and (c) cause its officers and its advisors to furnish Tantivy with such financial and operating data and other information with respect to the business and properties of Oretech and its Subsidiaries and to discuss with Tantivy and its authorized representatives the affairs of Oretech and its Subsidiaries, all as Tantivy may from time to time reasonably request.

         7.2 Exclusivity. From the date hereof until the earlier of the Closing or the termination of this Agreement, Oretech shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, Oretech except for the acquisition of the Shares by Tantivy.

         7.3 Publicity. Between the date of this Agreement and the Closing Date, Oretech and Tantivy shall, and Oretech and Tantivy shall cause Tantivy to, discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction.

         7.4 Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) Tantivy shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained by Tantivy pursuant to Section
                  7.1. Following the Closing, Oretech shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to Tantivy and its Subsidiaries. This Section 7.7 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, Tantivy shall return to Oretech, or destroy, all information it shall have received from Oretech or in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom. Oretech and Tantivy shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections
                  7.1 and 7.6 to comply with the provisions of this Section 7.7.

      8. Conduct of Oretech's Business Prior to the Closing.

         8.1 Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, Oretech shall cause Oretech and its Subsidiaries to conduct their businesses in all material respects in the ordinary course.

         8.2 Business Organization. Between the date of this Agreement and the Closing Date, Oretech shall use its reasonable efforts, and shall cause Oretech and each of its Subsidiaries to use its respective reasonable efforts, to (a) preserve substantially intact the business organization of Oretech and each of its Subsidiaries and keep available the services of the present officers and employees of Oretech and each of its Subsidiaries, and (b) preserve in all material respects the present business relationships and good will of Oretech and each of its Subsidiaries.

         8.3 Corporate Organization. Between the date of this Agreement and the Closing Date, neither Tantivy or Oretech shall not cause or permit any amendment of the certificate of incorporation or by-laws (or other governing instrument) of Oretech or any of its Subsidiaries, and shall cause Oretech and each of its Subsidiaries not to:

                  (a) issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;

                  (b) sell or otherwise dispose of any Equity Securities of Oretech or any of its Subsidiaries, or create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of Oretech or any of its Subsidiaries;

                  (c) reclassify, split up or otherwise change any of its Equity Securities;

                  (d) be party to any merger, consolidation or other business combination;

                  (e) sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of Oretech and its Subsidiaries, taken as a whole, except in the ordinary course of business.

      9. Survival of Representations and Warranties; Indemnification.

         9.1 Survival. No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3(only as to Oretech), 5.10, 6.1, 6.2,
                  6.3, 6.4(the "Surviving Representations and Warranties ").

         9.2 Indemnification by Oretech. Oretech shall indemnify and hold harmless Tantivy and shall reimburse Tantivy for any loss, liability, damage or expense (including reasonable attorneys fees) (collectively, "Damages") arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Oretech in this Agreement or
                  (b) any failure by Oretech to perform or comply with any agreement in this Agreement.

         9.3 Indemnification by Tantivy. Tantivy shall indemnify and hold harmless Oretech and shall reimburse Oretech for any Damages arising from or in connection with, (a) any inaccuracy in any of the Surviving Representations and Warranties of Tantivy in this Agreement, (b) any failure by Tantivy to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing Date, and (c) any payments made by Oretech after the Closing pursuant to any guaranty by Oretech of any obligation of Tantivy or any of its Subsidiaries (other than as contemplated by Section 2.4). Tantivy shall use its best efforts to obtain Oretech's release from any such guaranties.

      10. Termination.

                  Termination. This Agreement may be terminated before the Closing occurs only as follows:

                  (a) By written agreement of Oretech and Tantivy at any time.

                  (b) By Oretech, by notice to Tantivy at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

                  (c) By Tantivy, by notice to Oretech at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

                  (d) By Tantivy or Oretech, by notice to the other at any time prior to April 4, 2003.

         10.1     Effect of Termination.

         If this Agreement is terminated pursuant to Section 10(a), this Agreement shall terminate without any liability or further obligation of any party to another.

      11. Notices.

         All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).

         If to Oretech:                       If to Tantivy:

         Oretech, Inc.                        Tantivy Group, Inc.
         300 Jackson Ave.                     3300 Inverrery Blvd., Suite E
         Columbus, GA 31901                   Lauderhill, FL 33309

      12. Miscellaneous.

         12.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

         12.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

         12.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         12.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated orally.

         12.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

         12.6 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

         12.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that Tantivy may assign its rights (but not its obligations) under this Agreement to its wholly-owned Subsidiary without the consent of Oretech, provided that, after the Closing, no consent of Oretech shall be needed in connection with any merger or consolidation of Tantivy with or into another entity.



                                Tantivy Group, Inc.


                                /s/ Stephen D. Cummins
                                --------------------------------------
                                By: Stephen D. Cummins
                                CEO & President



                                Oretech, Inc.


                                /s/ H. Stephen Shehane
                                --------------------------------------
                                By: H. Stephen Shehane
                                CEO